           As filed with the Securities and Exchange Commission on June 19, 2000
                                                      Registration No. 333-31700
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                         POST-EFFECTIVE AMENDMENT NO. 1

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------

                               MSI HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                   UTAH                                    87-0280886
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

                              1121 EAST 7TH STREET
                               AUSTIN, TEXAS 78702
          (Address of principal executive offices, including zip code)

                    MSI HOLDINGS, INC. 2000 STOCK OPTION PLAN
                              (Full Title of Plans)

                             ----------------------

                                 Robert J. Gibbs
                      President and Chief Executive Officer
                              1121 East 7th Street
                               Austin, Texas 78702
                                 (512) 476-6925

                   (Name and address, including zip code, and
                    telephone number, including area code, of
                         registrant's agent for service)

                                   COPIES TO:

              Kenneth W. Biermacher                    Jeffrey A. Chapman
      Kane, Russell, Coleman & Logan, P.C.           Vinson & Elkins L.L.P.
             3700 Thanksgiving Tower                3700 Trammell Crow Center
                 1601 Elm Street                        2001 Ross Avenue
               Dallas, Texas 75201                  Dallas, Texas 75201-2975
                 (214) 777-4250                          (214) 220-7797


                                              CALCULATION OF REGISTRATION FEE
=====================================================================================================================

                                                          PROPOSED MAXIMUM    PROPOSED MAXIMUM
         TITLE OF SECURITIES         AMOUNT TO BE        OFFERING PRICE PER  AGGREGATE OFFERING      AMOUNT OF
         TO BE REGISTERED           REGISTERED (1)            SHARE(2)          PRICE (1)(2)     REGISTRATION FEE (3)
--------------------------------- --------------------- ------------------- -------------------- --------------------
Common Stock, $0.10 par value      10,000,000 shares           $ 10.00        $117,751,782.50        $31,086.47
=====================================================================================================================



(1) Consists of shares of Common Stock that may be issuable under the Registrant's 2000 Stock Option Plan described herein. Pursuant to Rule 416(c) under the Securities Act, shares issuable upon any stock split, stock dividend or similar transaction with respect to the shares registered under the Plans are also being registered hereunder. 5,500,000 of such shares were previously registered on the original filing (March 3, 2000).

(2) Estimated solely for calculating the registration fee pursuant to Rule 457(h), based on the high and low prices for the Common Stock on June 14, 2000 as reported on the Nasdaq National Market (as to 4,500,000 shares for which the exercise price is not known) and the amounts set forth in the original filing (as to the 5,500,000 shares registered in the previous filing).

(3) A fee of $19,206.47 was paid in connection with the original filing and a fee of $11,880.00 is remitted in connection with this filing.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


    ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The Registrant incorporates herein by reference the Registrant's previous Registration Statement on Form S-8 No. 333-31700, which was filed with the Commission on March 3, 2000.

ITEM 8.  EXHIBITS.


         4.1      MSI Holdings, Inc. 2000 Stock Option Plan (1)

         5.1      Opinion of Parr, Waddoups, Brown, Gee & Loveless, P.C. (1)

         23.1     Consent of Brown, Graham & Co., P.C. (1)

         23.2     Consent of Ernst & Young LLP (1)

         23.3 Consent of Parr, Waddoups, Brown, Gee & Loveless, P.C. (included as part of Exhibit 5.1)

         24 Power of Attorney (set forth on the signature pages of the registration statement) (2)

--------------------------
         (1)      Filed herewith.
         (2) Previously filed with the Securities and Exchange Commission and incorporated by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas, on the 19th day of June, 2000.


                                    MSI HOLDINGS, INC.
                                    (Registrant)


                                    By:  /s/ ROBERT J. GIBBS
                                        ----------------------------------------
                                             Robert J. Gibbs, President and
                                             Chief Executive Officer




         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated and on the date indicated below in the City of Austin, State of Texas.


         Name                                                 Title                                  Date
         ----                                                 -----                                  ----
/s/ ROBERT J. GIBBS                                  President, Chief Executive                  June 19, 2000
-------------------------------------                Officer and Director
Robert J. Gibbs

 /s/ DOUGLAS W. BANISTER                             Chief Financial Officer and                 June 19, 2000
-------------------------------------                Vice President of Finance
Douglas W. Banister

*                                                    Director
-------------------------------------
Daniel S. Dornier

*                                                    Director
-------------------------------------
Stephen J. Metzger

*                                                    Director
-------------------------------------
Humbert B. Powell, III

*                                                    Director
-------------------------------------
Davinder Sethi



*By: /s/ ROBERT J. GIBBS                             Attorney-in-Fact
    ---------------------------------
     Robert J. Gibbs

                                INDEX TO EXHIBITS


                                                                                                      Sequentially
    Exhibit                                                                                             Numbered
    Number            Exhibit                                                                             Page
    -------           -------                                                                         ------------
    4.1               MSI Holdings, Inc. 2000 Stock Option Plan (1)


    5.1               Opinion of Parr, Waddoups, Brown, Gee & Loveless, P.C. (1)


    23.1              Consent of Brown, Graham & Co., P.C. (1)


    23.2              Consent of Ernst & Young LLP (1)


    23.3              Consent of Parr, Waddoups, Brown, Gee & Loveless, P.C. (included as part of
                      Exhibit 5.1)


    24                Power of Attorney (set forth on the signature page of the registration statement) (2)



------------------------------
     (1)      Filed herewith.
     (2) Previously filed with the Securities and Exchange Commission and incorporated by reference.